                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) December 3, 2001



                         AMERICAN IR TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


       Nevada                           000-31663                 88-0440536
(State or other jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)



               330 East Warm Springs Road, Las Vegas, Nevada 89119 (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (702) 215-6455


                    3080 West Post Road, Las Vegas, NV 89118
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1, 2, 3, 4-NOT APPLICABLE.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         As of December 3, 2001, the Company changed its address. The Company's new address is 330 East Warm Springs Road, Las Vegas, Nevada 89119.

ITEMS 6, 7, 8, 9-NOT APPLICABLE.

                                                SIGNATURES

Date: January 22, 2002                          AMERICAN IR TECHNOLOGIES, INC.

                                                /s/ Ron Ryan
                                                --------------------------------
                                                Ron Ryan, Chairman of the Board,
                                                Chief Executive Officer